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                           CENTRAL FEDERAL CORPORATION
                                  Exhibit 32.1
                           Section 1350 Certifications

In connection with the Quarterly Report of Central Federal Corporation (the "Company") on Form 10-QSB for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Mark S. Allio, Vice Chairman of the Board, President and Chief Executive Officer of the Company, and Therese Ann Liutkus, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 15, 2005                      By: /s/ Mark S. Allio
                                                --------------------------------
                                                Mark S. Allio
                                                Vice Chairman of the Board,
                                                President and Chief Executive
                                                Officer

Dated: August 15, 2005                      By: /s/ Therese Ann Liutkus
                                                --------------------------------
                                                Therese Ann Liutkus, CPA
                                                Treasurer and Chief Financial
                                                Officer

                                                                             32.